SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 28, 1998


                      VETERINARY CENTERS OF AMERICA, INC.
              (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-10787               95-4097995
(State or Other Jurisdiction     (Commission            (IRS Employer
  of Incorporation)              File Number)        Identification No.)


                     3420 Ocean Park Boulevard, Suite 1000
                        Santa Monica, California  90405
                   (Address of Principal Executive Offices)

                                (310) 392-9599
                        (Registrant's Telephone Number)

ITEM 5.     OTHER EVENTS
            ------------

  Reference is made to the press release of Registrant, issued on April 28, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 4, 1998                VETERINARY CENTERS OF AMERICA, INC.



                           By: /s/Tomas Fuller
                               --------------------------------
                                Tomas W. Fuller
                                Chief Financial Officer,
                                Vice President and
                                Assistant Secretary

                                 EXHIBIT INDEX

EXHIBITS                                                          PAGE NUMBER
--------                                                          -----------

99.1        Press Release dated April 28, 1998.